CREDIT SUISSE ASSET MANAGEMENT, LLC

  CREDIT  ASSET         466 Lexington Avenue           Telephone:   212 875 3500
  SUISSE  MANAGEMENT    New York, NY 10017-3140        Telefax:     646 658 0728

                                                                November 4, 2005

State Street Bank and Trust Company
2 Avenue de Lafayette, LCC/4N
Boston, MA 02111
Attention:  Michael F. Walsh

                  Re: Credit Suisse Opportunity Funds (the "FUND")

Ladies and Gentlemen:

Please be advised that the undersigned Fund has established three (3) new series of shares to be known as Credit Suisse Strategic Allocation Fund - Conservative, Credit Suisse Strategic Allocation Fund - Moderate and Credit Suisse Strategic Allocation Fund - Aggressive. In accordance with Section 21, the Additional Funds provision, of that certain Custodian Contract dated as of October 20, 2000, by and among each management investment company party thereto and State Street Bank and Trust Company (as amended, modified or supplemented from time to time, the "Contract"), the undersigned Fund hereby requests that your bank act as Custodian for the aforementioned series under the terms of the Contract.

As required by said Section 21, the undersigned Fund hereby requests your execution of the attached Exhibit I, duly executed by the Fund and revised to reflect the addition of the aforementioned series. Pursuant to Section 21, upon execution of the attached Exhibit I, such additional series shall become Portfolio under the Contract.

Kindly indicate your acceptance of the foregoing by executing two copies of this letter and the attached Exhibit I, returning one complete set to the Fund and retaining one for your records.

                   Sincerely,

                   CREDIT SUISSE OPPORTUNITY FUNDS
                   on behalf of:
                   Credit Suisse Strategic Allocation Fund - Conservative Credit Suisse Strategic Allocation Fund - Moderate Credit Suisse Strategic Allocation fund - Aggressive

                   By:      /s/ J. Kevin Gao
                            --------------------------------------------
                            Name:  J. Kevin Gao
                            Title:  Vice President and Secretary


AGREED AND ACCEPTED:

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Joseph L. Hooley
     --------------------------------
Name:    Joseph L. Hooley
Title:   Executive Vice President
Effective 10-1-05

                                    EXHIBIT I

October 31 Fiscal Year End Funds ("October 31 Funds")
Credit Suisse Capital Appreciation Fund
Credit Suisse Capital Funds
           Credit Suisse Large Cap Value Fund
           Credit Suisse Small Cap Value Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund Credit Suisse Fixed Income Fund Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund Credit Suisse Institutional Fund
           Capital Appreciation Portfolio
           Harbinger Portfolio International Focus Portfolio Investment Grade Fixed Income Portfolio
           Large Cap Value Portfolio
           Select Equity Portfolio
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Mid-Cap Growth Fund
Credit Suisse New York Municipal Fund
Credit Suisse Opportunity Funds
           Credit Suisse High Income Fund
           Credit Suisse Strategic Allocation Fund - Conservative Credit Suisse Strategic Allocation Fund - Moderate
           Credit Suisse Strategic Allocation Fund - Aggressive Credit Suisse Small Cap Growth Fund
Credit Suisse Target Return Fund

December 31 Fiscal Year End Funds ("December 31 Funds")
Credit Suisse Cash Reserve Fund
Credit Suisse Global High Yield Fund
Credit Suisse Institutional Fixed Income Fund
Credit Suisse Institutional Money Market Fund
           Government Portfolio
           Prime Portfolio
Credit Suisse Large Cap Blend Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Trust
           Blue Chip Portfolio
           Emerging Markets Portfolio
           Global Small Cap Portfolio
           International Focus Portfolio
           Large Cap Value Portfolio
           Mid-Cap Growth Portfolio
           Small Cap Growth Portfolio
           Small Cap Value Portfolio

Each of the Investment Companies Listed Above and any .Portfolios Thereof

By:      /s/ J. Kevin Gao
         --------------------------------------------
         Name:  J. Kevin Gao
         Title:  Vice President and Secretary



AGREED AND ACCEPTED:

STATE STREET BANK AND TRUST COMPANY

By:  /s/ Joseph L. Hooley
     ----------------------------------------------------------
Name:    Joseph L. Hooley
Title:   Executive Vice President
Effective 10-1-05

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